Exhibit 10.3

                      OWNER TRUST ADMINISTRATION AGREEMENT

                                      among

                         BMW VEHICLE OWNER TRUST 2005-A,
                                   as Issuer,

                         BMW FINANCIAL SERVICES NA, LLC,
                          as Owner Trust Administrator,

                                       and

                           JPMORGAN CHASE BANK, N.A.,
                              as Indenture Trustee

                            Dated as of March 1, 2005




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                                TABLE OF CONTENTS


                                                                                                                              PAGE

Section 1.1. Duties of the Owner Trust Administrator with Respect to the Depository Agreement and the Indenture.................2

Section 1.2. Additional Duties..................................................................................................6

Section 1.3. Non-Ministerial Matters............................................................................................7

Section 2. Records..............................................................................................................8

Section 3. Compensation.........................................................................................................8

Section 4. Additional Information To Be Furnished to the Issuer.................................................................8

Section 5. Independence of the Owner Trust Administrator........................................................................8

Section 6. No Joint Venture.....................................................................................................8

Section 7. Other Activities of Owner Trust Administrator........................................................................8

Section 8. Term of Agreement; Resignation and Removal of Owner Trust Administrator..............................................9

Section 9. Action upon Termination, Resignation or Removal.....................................................................11

Section 10. Notices............................................................................................................11

Section 11. Amendments.........................................................................................................12

Section 12. Successors and Assigns.............................................................................................12

Section 13. Governing Law......................................................................................................13

Section 14. Headings...........................................................................................................13

Section 15. Counterparts.......................................................................................................13

Section 16. Severability.......................................................................................................13

Section 17. Not Applicable to JPMorgan Chase Bank, N.A. in Other Capacities....................................................13

Section 18. Limitation of Liability of Owner Trustee and Indenture Trustee.....................................................13

Section 19. Third-Party Beneficiary............................................................................................14

Section 20. Nonpetition Covenants..............................................................................................14

Section 21. Liability of Owner Trust Administrator.............................................................................14


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           THIS OWNER TRUST ADMINISTRATION AGREEMENT, dated as of March 1, 2005 is among BMW VEHICLE OWNER TRUST 2005-A, a Delaware statutory trust (the "Issuer"), BMW FINANCIAL SERVICES NA, LLC, a Delaware, limited liability company, as administrator (the "Owner Trust Administrator"), and JPMORGAN CHASE BANK, N.A., a national banking association, not in its individual capacity but solely as Indenture Trustee (the "Indenture Trustee"),

                             W I T N E S S E T H :

           WHEREAS, the Issuer was formed pursuant to a Trust Agreement dated as of February 10, 2005 as amended and restated as of March 1, 2005 (as the same may be further amended and supplemented from time to time, the "Trust Agreement"), between BMW FS SECURITIES LLC, as depositor (the "Depositor"), and WILMINGTON TRUST COMPANY, not in its individual capacity but solely as owner trustee (the "Owner Trustee"), and is issuing 3.0336% Asset Backed Notes, Class A-1, 3.66% Asset Backed Notes, Class A-2, 4.04% Asset Backed Notes, Class A-3 and 4.28% Asset Backed Notes, Class A-4 (collectively, the "Class A Notes") and 4.43% Asset Backed Notes, Class B (the "Class B Notes" and, collectively with the Class A Notes, the "Notes") pursuant to the Indenture dated as of March 1, 2005 (as amended and supplemented from time to time, the "Indenture"), between the Issuer and the Indenture Trustee, and is issuing asset backed certificates (the "Trust Certificates" and, collectively with the Notes, the "Securities") pursuant to the Trust Agreement (capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Indenture, the Trust Agreement or the Sale and Servicing Agreement (as defined herein), as applicable);

           WHEREAS, the Issuer has entered into certain agreements in connection with the issuance of the Securities and of certain beneficial ownership interests in the Issuer, including (i) a Sale and Servicing Agreement dated as of March 1, 2005 (as amended and supplemented from time to time, the "Sale and Servicing Agreement"), among BMW FINANCIAL SERVICES NA, LLC, as seller (in such capacity, the "Seller"), servicer (in such capacity, the "Servicer"), administrator and custodian, the Depositor, the Issuer and the Indenture Trustee, (ii) a Letter of Representations dated March 23, 2005 (as amended and supplemented from time to time, the "Depository Agreement"), among the Issuer, the Indenture Trustee, the Owner Trust Administrator and THE DEPOSITORY TRUST COMPANY ("DTC") relating to the Notes, (iii) the Indenture and (iv) the Trust Agreement (the Sale and Servicing Agreement, the Depository Agreement, the Indenture and the Trust Agreement being referred to hereinafter collectively as the "Related Agreements");

           WHEREAS, pursuant to the Related Agreements, the Issuer and Owner Trustee are required to perform certain duties in connection with (a) the Notes and the collateral therefor pledged pursuant to the Indenture (the "Collateral") and (b) the beneficial ownership interests in the Issuer (the registered holders of such interests being referred to herein as the "Owners");


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           WHEREAS, the Issuer and the Owner Trustee desire to have the Owner
Trust Administrator perform certain of the duties of the Issuer and the Owner Trustee referred to in the preceding clause and to provide such additional services consistent with the terms of this Agreement and the Related Agreements as the Issuer and the Owner Trustee may from time to time request; and

           WHEREAS, the Owner Trust Administrator has the capacity to provide the services required hereby and is willing to perform such services for the Issuer and the Owner Trustee on the terms set forth herein;

           NOW, THEREFORE, in consideration of the mutual covenants contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

Section 1.1. Duties of the Owner Trust Administrator with Respect to the Depository Agreement and the Indenture.

           The Owner Trust Administrator agrees to perform all its duties as Owner Trust Administrator and all the duties of the Issuer and the Owner Trustee under the Depository Agreement. In addition, the Owner Trust Administrator shall consult with the Owner Trustee regarding the duties of the Issuer or the Owner Trustee under the Indenture and the Depository Agreement. The Owner Trust Administrator shall monitor the performance of the Issuer and shall advise the Owner Trustee when action is necessary to comply with the Issuer's or the Owner Trustee's duties under the Indenture and the Depository Agreement. The Owner Trust Administrator shall prepare for execution by the Issuer, or shall cause the preparation by other appropriate persons of, all such documents, reports, filings, instruments, certificates and opinions that it shall be the duty of the Issuer or the Owner Trustee to prepare, file or deliver pursuant to the Indenture and the Depository Agreement. In furtherance of the foregoing, the Owner Trust Administrator shall take all appropriate action that is the duty of the Issuer or the Owner Trustee to take pursuant to the Indenture including, without limitation, such of the foregoing as are required with respect to the following matters under the Indenture (parenthetical section references are to sections of the Indenture):

               (A) the preparation of or obtaining of the documents and instruments required for authentication of the Notes and delivery of the same to the Indenture Trustee (Section 2.02);

               (B) the causing of the Note Register to be kept and to give the Indenture Trustee notice of any appointment of a new Note Registrar and the location, or change in location, of the Note Register (Section 2.04);

               (C) the notification of Noteholders of the final principal payment on their Notes (Section 2.08(b));


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               (D) the preparation of Definitive Notes in accordance with the instructions of the Clearing Agency (Section 2.12);

               (E) reserved;

               (F) the maintenance of an office in the Borough of Manhattan, City of New York, for registration of transfer or exchange of Notes (Section 3.02);

               (G) the causing of newly appointed Paying Agents, if any, to deliver to the Indenture Trustee the instrument specified in the Indenture regarding funds held in trust (Section 3.03);

               (H) the direction to the Indenture Trustee to deposit moneys with Paying Agents, if any, other than the Indenture Trustee (Section 3.03);

               (I) the direction to Paying Agents to pay to the Indenture Trustee all sums held in trust by such Paying Agents (Section 3.03); and

               (J) the obtaining and preservation of the Issuer's qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of the Indenture, the Notes, the Collateral and each other instrument and agreement included in the Trust Estate (Section 3.04);

               (K) the preparation of all supplements and amendments to the Indenture and all financing statements, continuation statements, instruments of further assurance and other instruments and the taking of such other action as is necessary or advisable to protect the Trust Estate (Section 3.05);

               (L) the delivery of the Opinion of Counsel on the Closing Date and the annual delivery of Opinions of Counsel as to the Trust Estate, and the annual delivery of the Officer's Certificate and certain other statements as to compliance with the Indenture (Sections 3.06 and 3.09);

               (M) the identification to the Indenture Trustee in an Officer's Certificate of a Person with whom the Issuer has contracted to perform its duties under the Indenture (Section 3.07(b));

               (N) the delivery of written notice to the Indenture Trustee and the Rating Agencies of a Servicer Termination Event under the Sale and Servicing Agreement and, if such Servicer Termination Event arises from the failure of the Servicer to perform any of its duties under the Sale and Servicing Agreement with respect to the Receivables, the taking of all reasonable steps available to remedy such failure (Section 3.07(d));

               (O) the notifying of the Indenture Trustee of the appointment of a Successor Servicer (Section 3.07(f));


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               (P) the preparation and obtaining of documents and instruments required for the release of the Issuer from its obligations under the Indenture (Section 3.10(b));

               (Q) the causing of the Servicer to comply with the Sale and Servicing Agreement, including Sections 4.09, 4.10, and 4.11 and
               Article VII thereof (Section 3.14);

               (R) the delivery of written notice to the Indenture Trustee and the Rating Agencies of each Event of Default under the Indenture and each default by the Servicer or the Seller under the Sale and Servicing Agreement (Section 3.19);

               (S) the monitoring of the Issuer's obligations as to the satisfaction and discharge of the Indenture and the preparation of an Officer's Certificate and the obtaining of the Opinion of Counsel and the Independent Certificate relating thereto (Section 4.01);

               (T) the preparation, obtaining or filing of the instruments, opinions and certificates and other documents required for the release of collateral (Section 4.04);

               (U) the compliance with any written directive of the Indenture Trustee with respect to the sale of the Trust Estate in a commercially reasonable manner if an Event of Default shall have occurred and be continuing (Section 5.04);

               (V) the providing of the Indenture Trustee with the information necessary to deliver to each Noteholder such information as may be reasonably required to enable such Holder to prepare its United States federal and state and local income or franchise tax returns (Section 6.06).

               (W) the preparation and delivery of notice to Noteholders of the removal of the Indenture Trustee and the appointment of a successor Indenture Trustee (Section 6.08);

               (X) the preparation of any written instruments required to confirm more fully the authority of any co-trustee or separate trustee and any written instruments necessary in connection with the resignation or removal of any co-trustee or separate trustee (Sections 6.08 and 6.10);

               (Y) the maintenance of the effectiveness of the sales finance company licenses required under the Maryland Code and the licenses required under the Pennsylvania Motor Vehicle Sales Finance Act and all required, if any, promissory note licenses in all applicable jurisdictions (Section 6.15);

               (Z) the furnishing to the Indenture Trustee with the names and addresses of Noteholders during any period when the Indenture Trustee is not the Note Registrar (Section 7.01);


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               (AA) the providing of reasonable and appropriate assistance to the Depositor or its designees (including JPMorgan Chase Bank, N.A.), as applicable, with the preparation and filing with the Commission, any applicable state agencies and the Indenture Trustee of documents required to be filed on a periodic basis with, and summaries thereof as may be required by rules and regulations prescribed by, the Commission and any applicable state agencies and the transmission of such summaries, as necessary, to the Noteholders (Section 7.03);

               (BB) the opening of one or more accounts in the Issuer's name, the preparation and delivery of Issuer Orders, Officer's Certificates and Opinions of Counsel and all other actions necessary with respect to investment and reinvestment of funds in the Trust Accounts (Sections 8.02 and 8.03);

               (CC) the preparation of an Issuer Request and Officer's Certificate and the obtaining of an Opinion of Counsel and Independent Certificates, if necessary, for the release of the Trust Estate (Sections 8.04 and 8.05);

               (DD) the preparation of Issuer Orders and the obtaining of Opinions of Counsel with respect to the execution of supplemental indentures and the mailing to the Noteholders of notices with respect to such supplemental indentures (Sections 9.01, 9.02 and 9.03);

               (EE) the execution and delivery of new Notes conforming to any supplemental indenture (Section 9.05);

               (FF) the notifying of Noteholders of redemption of the Notes or to cause the Indenture Trustee to provide such notification (Section 10.02);

               (GG) the preparation and delivery of all Officer's Certificates, Opinions of Counsel and Independent Certificates with respect to any requests by the Issuer to the Indenture Trustee to take any action under the Indenture (Section 11.01(a));

               (HH) the preparation and delivery of Officer's Certificates and the obtaining of Independent Certificates, if necessary, for the release of property from the lien of the Indenture (Section 11.01(b));

               (II) the notification of the Rating Agencies, upon the failure of the Indenture Trustee to give such notification, of the information required pursuant to Section 11.04 of the Indenture (Section 11.04);

               (JJ) the preparation and delivery to Noteholders and the Indenture Trustee of any agreements with respect to alternate payment and notice provisions (Section 11.06);

               (KK) the recording of the Indenture, if applicable (Section
               11.14);

           The Owner Trust Administrator will:


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               (A) pay the Indenture Trustee (and any separate trustee or co-trustee appointed pursuant to Section 6.10 of the Indenture (a "Separate Trustee")) from time to time reasonable compensation for all services rendered by the Indenture Trustee or Separate Trustee, as the case may be, under the Indenture;

               (B) except as otherwise expressly provided in the Indenture, reimburse the Indenture Trustee or any Separate Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Indenture Trustee or Separate Trustee, as the case may be, in accordance with any provision of the Indenture (including the reasonable compensation, expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith;

               (C) indemnify the Indenture Trustee and any Separate Trustee and their respective agents for, and hold them harmless against, any losses, liability or expense (including but in no way limited to reasonable attorney fees and expenses) incurred without negligence or bad faith on their part, arising out of or in connection with the acceptance or administration of the transactions contemplated by the Indenture and the other Basic Documents, including the reasonable costs and expenses of defending themselves against any claim or liability in connection with the exercise or performance of any of their powers or duties under the Indenture; and

               (D) indemnify the Owner Trustee and its agents, successors, assigns and servants in accordance with Section 8.02 of the Trust Agreement to the extent that amounts thereunder have not been paid pursuant to Section 5.06 of the Sale and Servicing Agreement.

Section 1.2.            Additional Duties.

           (i) In addition to the duties of the Owner Trust Administrator set forth above, the Owner Trust Administrator shall perform such calculations and shall prepare or shall cause the preparation by other appropriate persons of, and shall execute on behalf of the Issuer or the Owner Trustee, all such documents, reports, filings, instruments, certificates and opinions that it shall be the duty of the Issuer or the Owner Trustee to prepare, file or deliver pursuant to the Related Agreements or Section 5.04 of the Trust Agreement, and at the request of the Owner Trustee shall take all appropriate action that it is the duty of the Issuer or the Owner Trustee to take pursuant to the Related Agreements. In furtherance thereof, the Owner Trustee shall, on behalf of itself and of the Issuer, execute and deliver to the Owner Trust Administrator and to each successor Owner Trust Administrator appointed pursuant to the terms hereof, one or more powers of attorney substantially in the form of Exhibit A hereto, appointing the Owner Trust Administrator the attorney-in-fact of the Owner Trustee and the Issuer for the purpose of executing on behalf of the Owner Trustee and the Issuer all such documents, reports, filings, instruments, certificates and opinions. Subject to Section 5 of this Agreement, and in accordance with the directions of the Owner Trustee, the Owner Trust Administrator shall administer, perform or supervise the performance of such


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other activities in connection with the Collateral (including the Related
Agreements) as are not covered by any of the foregoing provisions and as are expressly requested by the Owner Trustee and are reasonably within the capability of the Owner Trust Administrator. Such responsibilities shall include providing to the Depositor and the Indenture Trustee (i) the monthly servicing report in an appropriate electronic form and (ii) Pennsylvania and Maryland renewal notices or forms received by the Owner Trust Administrator and shall exclude the actual filing of any reports pursuant to the Securities Exchange Act of 1934.

           (ii) Notwithstanding anything in this Agreement or the Related Agreements to the contrary, the Owner Trust Administrator shall be responsible for performance of the duties of the Owner Trustee set forth in Sections 5.04 and 5.05(a) of the Trust Agreement with respect to, among other things, accounting and reports to Owners; provided, however, that the Owner Trustee shall retain responsibility for the distribution of the Schedule K-1s (as prepared by the Owner Trust Administrator) necessary to enable each Owner to prepare its federal and state income tax returns.

           (iii) The Owner Trust Administrator shall satisfy its obligations with respect to Section 5.04 of the Trust Agreement under clause (ii) above by retaining, at the expense of the Trust payable by the Owner Trust Administrator, a firm of independent public accountants acceptable to the Owner Trustee, which shall perform the obligations of the Owner Trust Administrator thereunder.

           (iv) The Owner Trust Administrator shall perform the duties of the Owner Trust Administrator including, without limitation, those specified in Sections 8.01, 8.02 and 10.02 of the Trust Agreement required to be performed in connection with the fees, expenses and indemnification and the resignation or removal of the Owner Trustee, and any other duties expressly required to be performed by the Owner Trust Administrator under the Trust Agreement.

           (v) In carrying out the foregoing duties or any of its other obligations under this Agreement, the Owner Trust Administrator may enter into transactions or otherwise deal with any of its affiliates; provided, however, that the terms of any such transactions or dealings shall be in accordance with any directions received from the Issuer and shall be, in the Owner Trust Administrator's opinion, no less favorable to the Issuer than would be available from unaffiliated parties.

Section 1.3.  Non-Ministerial Matters.

           With respect to matters that in the reasonable judgment of the Owner Trust Administrator are non-ministerial, the Owner Trust Administrator shall not take any action unless within a reasonable time before the taking of such action, the Owner Trust Administrator shall have notified the Owner Trustee of the proposed action and the Owner Trustee shall not have withheld consent or provided an alternative direction. Unless explicitly provided under this Owner Trust Administration Agreement, for the purpose of the preceding sentence, "non-ministerial matters" shall include, without limitation:


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               (A) the amendment of or any supplement to the Indenture;

               (B) the initiation of any claim or lawsuit by the Issuer and the compromise of any action, claim or lawsuit brought by or against the Issuer (other than in connection with the collection of the Receivables);

               (C) the amendment, change or modification of the Related Agreements;

               (D) the appointment of successor Note Registrars, successor Paying Agents and successor Indenture Trustees pursuant to the Indenture or the appointment of successor Owner Trust Administrators or successor Servicers, or the consent to the assignment by the Note Registrar, Paying Agent or Indenture Trustee of its obligations under the Indenture; and

               (E) the removal of the Indenture Trustee.

           Notwithstanding anything to the contrary in this Agreement, the Owner Trust Administrator shall not be obligated to, and shall not, (x) make any payments to the Noteholders under the Related Agreements, (y) sell the Trust Estate pursuant to Section 5.04 of the Indenture or (z) take any other action that the Issuer directs the Owner Trust Administrator not to take on its behalf.

Section 2. Records. The Owner Trust Administrator shall maintain appropriate books of account and records relating to services performed hereunder, which books of account and records shall be accessible for inspection by the Issuer at any time during normal business hours.

Section 3. Compensation. As compensation for the performance of the Owner Trust Administrator's obligations under this Agreement and as reimbursement for its expenses related thereto, the Owner Trust Administrator shall be paid a fee by the Servicer, such fee not to exceed $1,500.

Section 4. Additional Information To Be Furnished to the Issuer. The Owner Trust Administrator shall furnish to the Issuer from time to time such additional information regarding the Collateral as the Issuer shall reasonably request.

Section 5. Independence of the Owner Trust Administrator. For all purposes of this Agreement, the Owner Trust Administrator shall be an independent contractor and shall not be subject to the supervision of the Issuer or the Owner Trustee with respect to the manner in which it accomplishes the performance of its obligations hereunder. Unless expressly authorized by the Issuer, the Owner Trust Administrator shall have no authority to act for or represent the Issuer or the Owner Trustee in any way and shall not otherwise be deemed an agent of the Issuer or the Owner Trustee.


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           Section 6. No Joint Venture. Nothing contained in this Agreement (i)
shall constitute the Owner Trust Administrator and either of the Issuer or the Owner Trustee as members of any partnership, joint venture, association, syndicate, unincorporated business or other separate entity, (ii) shall be construed to impose any liability as such on any of them or (iii) shall be deemed to confer on any of them any express, implied or apparent authority to incur any obligation or liability on behalf of the others.

Section 7. Other Activities of Owner Trust Administrator.

           Nothing herein shall prevent the Owner Trust Administrator or its Affiliates from engaging in other businesses or, in its sole discretion, from acting in a similar capacity as an administrator for any other person or entity even though such person or entity may engage in business activities similar to those of the Issuer, the Owner Trustee or the Indenture Trustee.

           The Owner Trust Administrator and its affiliates may generally engage in any kind of business with any person party to a Related Agreement, any of its Affiliates and any person who may do business with or own securities of any such person or any of its Affiliates, without any duty to account therefor to the Issuer, the Owner Trustee or the Indenture Trustee.

Section 8. Term of Agreement; Resignation and Removal of Owner Trust
           Administrator.

           (a) This Agreement shall continue in force until the dissolution of the Issuer, upon which event this Agreement shall automatically terminate.

           (b) Subject to Sections 8(e) and (f), the Owner Trust Administrator may resign its duties hereunder by providing the Issuer with at least 60 days prior written notice.

           (c) Subject to Sections 8(e) and (f), the Issuer may remove the Owner Trust Administrator without cause by providing the Owner Trust Administrator with at least 60 days' prior written notice.

           (d) Subject to Sections 8(e) and (f), at the sole option of the Issuer, the Owner Trust Administrator may be removed immediately upon written notice of termination from the Issuer to the Owner Trust Administrator if any of the following events shall occur:

               (i) the Owner Trust Administrator shall default in the performance of any of its duties under this Agreement and, after notice of such default, shall not cure such default within ten Business Days (or, if such default cannot be cured in such time, shall not give within ten days such assurance of cure as shall be reasonably satisfactory to the Issuer);


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               (ii) a court having jurisdiction in the premises shall enter a decree or order for relief, and such decree or order shall not have been vacated within 60 days, in respect of the Owner Trust Administrator in any involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect or appoint a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for the Owner Trust Administrator or any substantial part of its property or order the winding-up or liquidation of its affairs; or

               (iii) the Owner Trust Administrator shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, shall consent to the entry of an order for relief in an involuntary case under any such law, shall consent to the appointment of a receiver, liquidator, assignee, trustee, custodian, sequestrator or similar official for the Owner Trust Administrator or any substantial part of its property, shall consent to the taking of possession by any such official of any substantial part of its property, shall make any general assignment for the benefit of creditors or shall fail generally to pay its debts as they become due.

           The Owner Trust Administrator agrees that if any of the events specified in clauses (ii) or (iii) of this Section shall occur, it shall give written notice thereof to the Issuer and the Indenture Trustee within seven days after the happening of such event.

           (e) No resignation or removal of the Owner Trust Administrator pursuant to this Section shall be effective until (i) a successor Owner Trust Administrator shall have been appointed by the Issuer and (ii) such successor Owner Trust Administrator shall have agreed in writing to be bound by the terms of this Agreement in the same manner as the Owner Trust Administrator is bound hereunder and (iii) the Owner Trustee and the Indenture Trustee consent to the successor Owner Trust Administrator.

           (f) The appointment of any successor Owner Trust Administrator shall be effective only after receipt of written confirmation from each Rating Agency that the proposed appointment will not result in the qualification, downgrading or withdrawal of any rating assigned to the Notes by such Rating Agency.

           (g) A successor Owner Trust Administrator shall execute, acknowledge and deliver a written acceptance of its appointment hereunder to the resigning Owner Trust Administrator and to the Issuer. Thereupon the resignation or removal of the resigning Owner Trust Administrator shall become effective, and the successor Owner Trust Administrator shall have all the rights, powers and duties of the Owner Trust Administrator under this Agreement. The successor Owner Trust Administrator shall mail a notice of its succession to the Noteholders and the Certificateholders. The resigning Owner Trust Administrator shall promptly transfer or cause to be transferred all property and any related agreements, documents and statements held by it as Owner Trust Administrator to the successor Owner Trust Administrator and the resigning Owner Trust Administrator shall execute and deliver such instruments and do other things as may reasonably be required for fully and certainly vesting in the successor Owner Trust Administrator all rights, power, duties and obligations hereunder.


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           (h) In no event shall a resigning Owner Trust Administrator be liable for the acts or omissions of any successor Owner Trust Administrator hereunder.

           (i) In the exercise or administration of its duties hereunder and under the Related Documents, the Owner Trust Administrator may act directly or through its agents or attorneys pursuant to agreements entered into with any of them, and the Owner Trust Administrator shall not be liable for the conduct or misconduct of such agents or attorneys if such agents or attorneys shall have been selected by the Owner Trust Administrator with due care.

Section 9. Action upon Termination, Resignation or Removal. Promptly upon the effective date of termination of this Agreement pursuant to Section 8(a) or the resignation or removal of the Owner Trust Administrator pursuant to Section 8(b), (c) or (d), respectively, the Owner Trust Administrator shall be entitled to be paid all fees and reimbursable expenses accruing to it to the date of such termination, resignation or removal. The Owner Trust Administrator shall forthwith upon such termination pursuant to Section 8(a) deliver to the Issuer all property and documents of or relating to the Collateral then in the custody of the Owner Trust Administrator. In the event of the resignation or removal of the Owner Trust Administrator pursuant to Section 8(b), (c) or (d), respectively, the Owner Trust Administrator shall cooperate with the Issuer and take all reasonable steps requested to assist the Issuer in making an orderly transfer of the duties of the Owner Trust Administrator.

Section 10. Notices. Any notice, report or other communication given hereunder shall be in writing and addressed as follows:

           (i) if to the Issuer or the Owner Trustee, to:

                     BMW Vehicle Owner Trust 2005-A
                     In care of Wilmington Trust Company
                     Rodney Square North
                     1100 North Market Street
                     Wilmington, Delaware 19890-0001
                     Attention:  Corporate Trust Administration

           (ii) if to the Owner Trust Administrator, to:

                      BMW Financial Services NA, LLC
                      300 Chestnut Ridge Road
                      Woodcliff Lake, New Jersey 07677
                      Attention:  Vice President of Finance and Risk


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                      with a copy to:

                      BMW Financial Services NA, LLC
                      5515 Parkcenter Circle
                      Dublin, Ohio 43017
                      Attention:  Cynthia Gray

           (iii) if to the Indenture Trustee, to:

                       JPMorgan Chase Bank, National Association
                       4 New York Plaza, 6th Floor
                       New York, New York 10004
                       Attention: Institutional Trust Services/Global Debt -
                                  BMW Vehicle Owner Trust 2005-A

           or to such other address as any party shall have provided to the other parties in writing. Any notice required to be in writing hereunder shall be deemed given if such notice is mailed by certified mail, postage prepaid, or hand-delivered to the address of such party as provided above.

Section 11. Amendments. This Agreement may be amended from time to time by a written amendment duly executed and delivered by the Issuer, the Owner Trust Administrator and the Indenture Trustee, with the written consent of the Owner Trustee, without the consent of the Noteholders and the Certificateholders, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders or Certificateholders; provided that such amendment would not materially and adversely affect the interest of any Noteholder or Certificateholder. This Agreement may also be amended by the Issuer, the Owner Trust Administrator and the Indenture Trustee with the written consent of the Owner Trustee and the holders of Notes evidencing at least a majority of the Outstanding Amount of the Controlling Class and the holders of Trust Certificates evidencing at least a majority of the Certificate Percentage Interests for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of Noteholders or the Certificateholders; provided, however, that no such amendment may (i) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on Receivables or distributions that are required to be made for the benefit of the Noteholders or Certificateholders or (ii) reduce the aforesaid percentage of the holders of Notes and Trust Certificates which are required to consent to any such amendment, without the consent of the holders of all the outstanding Notes and Trust Certificates. Notwithstanding the foregoing, the Owner Trust Administrator may not amend this Agreement without the permission of the Seller, which permission shall not be unreasonably withheld.

Section 12. Successors and Assigns. This Agreement may not be assigned by the Owner Trust Administrator unless such assignment is previously consented to in writing by the Issuer and the Owner Trustee and subject to the satisfaction of the Rating Agency Condition in respect thereof. An assignment with such consent and satisfaction, if accepted by the assignee, shall bind the assignee hereunder in the same manner as the Owner Trust Administrator is bound hereunder.

Notwithstanding the foregoing, this Agreement may be assigned by the Owner Trust Administrator without the consent of the Issuer or the Owner Trustee to a corporation or other organization that is a successor (by merger, consolidation or purchase of assets) to the Owner Trust Administrator; provided that such successor organization executes and delivers to the Issuer, the Owner Trustee and the Indenture Trustee an agreement in which such corporation or other organization agrees to be bound hereunder by the terms of said assignment in the same manner as the Owner Trust Administrator is bound hereunder and represents that it has the financial ability to satisfy its indemnification obligations hereunder. Notwithstanding the foregoing, the Owner Trust Administrator can transfer its obligations to any affiliate that succeeds to substantially all of the assets and liabilities of the Owner Trust Administrator and who has represented and warranted that it is not less creditworthy of the Owner Trust Administrator. Subject to the foregoing, this Agreement shall bind any successors or assigns of the parties hereto.

Section 13. Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Section 14. Headings. The section headings hereof have been inserted for convenience of reference only and shall not be construed to affect the meaning, construction or effect of this Agreement.

Section 15. Counterparts. This Agreement may be executed in counterparts, each of which when so executed shall be an original, but all of which together shall constitute but one and the same agreement.

Section 16. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

Section 17. Not Applicable to JPMorgan Chase Bank, N.A. in Other Capacities. Nothing in this Agreement shall affect any obligation JPMorgan Chase Bank, N.A. may have in any other capacity.

Section 18. Limitation of Liability of Owner Trustee and Indenture Trustee.

           (a) Notwithstanding anything contained herein to the contrary, this instrument has been countersigned by the Owner Trustee solely in its capacity as Owner Trustee and in no event shall the Owner Trustee in its individual capacity or any beneficial owner of the Issuer have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder, as to all of which recourse shall be had solely to the assets of the Issuer. For all purposes of this Agreement, in the performance of any duties or obligations of the Issuer hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Articles VI, VII and VIII of the Trust Agreement.

           (b) Notwithstanding anything contained herein to the contrary, this Agreement has been countersigned by the Indenture Trustee solely as Indenture Trustee and in no event shall the Indenture Trustee have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Issuer.

           (c) No recourse under any obligation, covenant or agreement of the Issuer contained in this Agreement shall be had against any agent of the Issuer (including the Owner Trust Administrator and the Owner Trustee) as such by the enforcement of any assessment or by any legal or equitable proceeding, by virtue of any statute or otherwise; it being expressly agreed and understood that this Agreement is solely an obligation of the Issuer as a Delaware statutory trust, and that no personal liability whatever shall attach to or be incurred by any agent of the Issuer (including the Owner Trust Administrator and the Owner Trustee), as such, under or by reason of any of the obligations, covenants or agreements of the Issuer contained in this Agreement, or implied therefrom, and that any and all personal liability for breaches by the Issuer of any such obligations, covenants or agreements, either at common law or at equity, or by statute or constitution, of every such agent is hereby expressly waived as a condition of and in consideration for the execution of this Agreement.

Section 19. Third-Party Beneficiary. The Seller, the Depositor and the Owner Trustee are third-party beneficiaries to this Agreement and are entitled to the rights and benefits hereunder and may enforce the provisions hereof as if each were a party hereto.

Section 20. Nonpetition Covenants. Notwithstanding any prior termination of this Agreement, the Owner Trust Administrator and the Indenture Trustee shall not, prior to the date which is one year and one day after the termination of this Agreement with respect to the Issuer, acquiesce, petition or otherwise invoke or cause the Issuer to invoke the process of any court of government authority for the purpose of commencing or sustaining a case against the Issuer under any Federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Issuer or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Issuer.

Section 21. Liability of Owner Trust Administrator. Notwithstanding any provision of this Agreement, the Owner Trust Administrator shall not have any obligations under this Agreement other than those specifically set forth herein, and no implied obligations of the Owner Trust Administrator shall be read into this Agreement. Neither the Owner Trust Administrator nor any of its directors, officers, agents or employees shall be liable for any action taken or omitted to be taken in good faith by it or them under or in connection with this Agreement, except for its or their own gross negligence or willful misconduct and in no event shall the Owner Trust Administrator be liable under or in connection with this Agreement for indirect, special or consequential losses or damages of any kind, including lost profits, even if advised of the possibility thereof and regardless of the form of action by which such losses or damages may be claimed. Without limiting the foregoing, the Owner Trust Administrator may (a) consult with legal counsel (including counsel for the Issuer), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts and (b) shall incur no liability under or in respect if this Agreement by acting upon any notice (including notice by telephone), consent, certificate or other instrument or writing (which may be by facsimile) believed by it to be genuine and signed or sent by the proper party or parties.

           IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the day and year first above written.

                                           BMW VEHICLE OWNER TRUST 2005-A

                                           By:WILMINGTON TRUST COMPANY, not in
                                              its individual capacity but solely
                                              as Owner Trustee

                                           By: /s/ Heather A. Williamson
                                               ---------------------------------
                                               Name: Heather A. Williamson
                                               Title: Financial Services Officer

                                           JPMORGAN CHASE BANK, N.A.,
                                           not in its individual capacity
                                           but solely as Indenture Trustee


                                           By: /s/ Michael A. Smith
                                               ---------------------------------
                                               Name:  Michael A. Smith
                                               Title: Vice President

                                           BMW FINANCIAL SERVICES NA, LLC,
                                            as Owner Trust Administrator


                                           By:  /s/ Martin Nellen
                                               ---------------------------------
                                                Name:  Martin Nellen
                                                Title: Treasurer

                                           By:  /s/ Robert E. Devine
                                               ---------------------------------
                                                Name:  Robert E. Devine
                                                Title: Vice President

                                POWER OF ATTORNEY


STATE OF DELAWARE           }
                            }
COUNTY OF NEW CASTLE        }


           KNOW ALL MEN BY THESE PRESENTS, that Wilmington Trust Company, a Delaware banking corporation, not in its individual capacity but solely as owner trustee (the "Owner Trustee") for BMW Vehicle Owner Trust 2005-A (the "Trust"), does hereby make, constitute and appoint BMW Financial Services NA, LLC, as administrator (the "Owner Trust Administrator") under the Owner Trust Administration Agreement dated as of March 1, 2005 (the "Owner Trust Administration Agreement"), among the Trust, the Owner Trust Administrator and JPMorgan Chase Bank, N.A., as Indenture Trustee, as the same may be amended from time to time, and its agents and attorneys, as Attorneys-in-Fact to execute on behalf of the Owner Trustee or the Trust all such documents, reports, filings, instruments, certificates and opinions as it should be the duty of the Owner Trustee or the Trust to prepare, file or deliver pursuant to the Basic Documents, or pursuant to Section 5.04 of the Trust Agreement, including, without limitation, to appear for and represent the Owner Trustee and the Trust in connection with the preparation, filing and audit of federal, state and local tax returns pertaining to the Trust, and with full power to perform any and all acts associated with such returns and audits that the Owner Trustee could perform, including without limitation, the right to distribute and receive confidential information, defend and assert positions in response to audits, initiate and defend litigation, and to execute waivers of restrictions on assessments of deficiencies, consents to the extension of any statutory or regulatory time limit, and settlements.

           All powers of attorney for this purpose heretofore filed or executed by the Owner Trustee are hereby revoked.

           Capitalized terms that are used and not otherwise defined herein shall have the meanings ascribed thereto in the Owner Trust Administration Agreement.

           EXECUTED this ____ day of ____________, 200_.

                                                 WILMINGTON TRUST COMPANY,
                                                 not in its individual capacity
                                                 but solely as Owner Trustee

                                                 By:
                                                    ----------------------------
                                                    Name:
                                                    Title:

STATE OF ____________   }
                        }
COUNTY OF __________    }


           Before me, the undersigned authority, on this day personally appeared _______________________, known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that s/he signed the same for the purposes and considerations therein expressed.


Sworn to before me this ___
day of _______, 200_.





Notary Public - State of _________________